Taxes	12 Months Ended
Dec. 31, 2020
IFRS Text Block [Abstract]
Income Taxes

Note 25. Taxes

25.1 Recoverable taxes

Recoverable taxes are mainly the result of higher provisional payments of income tax during 2020 in comparison to current year provision, which will be compensated in future years. The operations in Guatemala, Panama, Nicaragua and Colombia are subject to a minimum tax. In Guatemala and Colombia this tax is recoverable under certain circumstances only. Guatemala tax basis is determined considering the highest between total assets and net income; in Colombia tax basis is equity.

25.1.1 Exclusion of the State VAT (ICMS) on the federal sale taxes (PIS / COFINS) calculate basis

On March 15, 2017 the Brazilian Federal Supreme Court (STF) ruled that the inclusion of the VAT (ICMS) on federal sales taxes (PIS and COFINS) taxable basis is unconstitutional. During 2019, our companies in Brazil obtained conclusive favorable motions over this exclusion of VAT (ICMS) over PIS / COFINS calculation. The net favorable effects of each case are to be recorded at the time all formalities and legal procedures are finalized and recovery of the taxes paid becomes virtually certain. During 2020 and 2019, it was concluded the administrative formalities for one of the motions and the recoverable taxes for this motion were recorded in the income statement.

As of December 31, 2020 and 2019 the amount of recoverable taxes in Brazil including PIS and COFINS is Ps. 2,523 and Ps. 4,223.

25.2 Tax Reforms

Chile

In 2020 Corporate Income Tax rate in Chile remains 27%. The Chilean tax authority included an instant depreciation regime of 50% for acquisition of new assets acquired between January 1st, 2019 and December 31st, 2021, with the possibility to apply accelerated depreciation to the 50% residual basis.

Mexico

On January 1, 2020, a new tax regime in Mexico was effective regarding foreign transparent vehicles and changes were made to the preferential tax regime. As a result of such changes, the dividends from Heineken Group are subject to a 30% income tax in Mexico when received.

Starting January 1, 2020, the excise tax increased from 5.0% to 7.0% to carbonated beverages added with sugar or any caloric sweetener. Drinkable foods based on dairy products, grains or cereals, nectars, fruit juices and vegetables with natural fruit concentrates are exempt from this tax.

In addition to the above, on October 30, 2019, Mexico approved a new Tax Reform, which was effective on January 1, 2020.

The most relevant changes are: (i) Taxpayers has been limited to a net interest deduction equal to 30% of the entity’s Adjusted Taxable Income (ATI). ATI is determined similarly to EBITDA (earnings before interest, taxes, depreciation and amortization). A $20,000,000 pesos (approximately USD 1M) exception applies for deductible interest at a Mexican group level. The non-deductible interests that exceed the limitation could be carried forward for the subsequent 10 tax years; (ii) The reform modifies the excise tax (IEPS) of 1.17 pesos to 1.2616 per liter on the production, sale and import of beverages with added sugar and HFCS (High-fructose corn syrup) for flavored beverages and starting January 1, 2021, this tax is subject to an annual increase based on the inflation of the previous year; (iii)  The excise tax of 25% on energized beverages is applicable whenever the beverages include a mixture of caffeine with any other stimulating effects substances; (iv) Federal Fiscal Code (FFC) was modified to attribute joint liability to partners, shareholders, directors, managers or any other responsible of the management of the business; (v) added a disclosure obligation of certain reportable transactions to tax authorities; and (vi) increased the tax authorities’ discretion to limit tax benefits or attributes in situations where authorities understand there is a lack of business reason and no economic benefit obtained, other than the tax benefit.

On January 1, 2019, the Mexican government eliminated the right to offset any tax credit against any payable tax (general offset or compensación universal). As of such date, the right to offset any tax credit is against taxes of the same nature and payable by the same person (not being able to offset tax credits against taxes payable by third parties). Additionally, by Executive Decree, certain tax benefits related to the value-added tax and income tax were provided to businesses located in the northern border of Mexico. Due to the territories where we operate, this last provision is not applicable to our business.

Colombia

On January 1, 2019, a new tax reform became effective in Colombia. This reform reduced the income tax rate from 33.0% for 2019 to 32.0% for 2020, to 31.0% for 2021 and to 30.0% for 2022. The minimum assumed income tax (renta presuntiva sobre el patrimonio) was also reduced from 3.5% for 2018 to 1.5% for 2019 and 2020, and to 0.0% for 2021. In addition, the thin capitalization ratio was adjusted from 3:1 to 2:1,  and was modified to apply only to transactions between related parties. Commencing on January 1, 2019, value-added tax,  which was applied only to the first sale in the supply chain prior to December 31, 2018, began to be applied and transferred throughout the entire supply chain, which in our case results in charging value-added tax on the sales price of our finished goods (applicable to our Colombian subsidiary located in the free trade zone). For companies located in free trade zones, the value-added tax is charged on the cost of imported raw materials of national and foreign origin, which we are able to credit against the value-added tax on the sales price of our products. The municipality sales tax is 50.0% deductible against payable income tax for 2019 and will be 100.0% deductible in 2020. Finally, the value-added tax paid on acquired fixed assets will be credited against income tax or the minimum assumed income tax. Additionally, this tax reform increased the tax rate on dividends paid to foreign individuals and non-resident entities from 5.0% to 7.5%. The tax reform also imposed a tax rate of 7.5% on dividends paid to Colombian companies. This tax is charged only on the first distribution of dividends from one Colombian corporate entity to another, and a credit resulting from the tax withholding is carried forward until a Colombian company makes a distribution to a shareholder that is an individual residing in Colombia or a non-resident individual or entity.

In October 2019, the Colombian courts declared the tax reform that became effective on January 1, 2019 unconstitutional. On December 27, 2019, the Colombian government enacted a new tax reform, which became effective on January 1, 2020. In general, the reform maintained the provisions introduced on the previous tax reform and included some additional changes, as follows: (i) the minimum assumed income tax rate (renta presuntiva sobre el patrimonio) was reduced from 1.5% to 0.5% for 2020 and reduced to 0.0% for the year 2021 and beyond; (ii). the tax rate on dividends paid to Colombian resident individuals was reduced from 15.0% to 10.0%; (iii) the tax rate on dividends paid to foreign individuals and non-resident entities was increased from 7.5% to 10.0%; (iv) the possibility to deduct 100% of the municipality sales tax against payable income tax was postponed to 2022; and (v) taxpayers were granted more flexibility to credit or recover the value-added tax of imported goods from free trade zones.

Costa Rica

On July 1, 2019, a tax reform became effective in Costa Rica. This reform allowed tax credits on sales taxes to be recorded on goods, administrative services and general expenses. The value-added tax rate of 13.0% on services provided within Costa Rica now applies to both domestic and foreign service providers. Capital gains taxes are now imposed at a rate of 15.0% on sales of assets located in Costa Rica. New income tax withholding rates are now imposed on salaries and other employee benefits at the rates of 25.0% and 20.0%, depending on the salary bracket. Finally, a new thin capitalization rule provides that interest expenses paid to entities other than members of the Costa Rican financial system that exceed 20.0% of a company’s EBITDA are not deductible for income tax purposes.

Panama

Until November 17, 2019, Panama imposed an excise tax of 5.0% on carbonated beverages and imported non-carbonated beverages and a 10.0% selective consumption tax on syrups, powders and concentrate used to produce sugary drinks. On November 18, 2019, Panama replaced such excise tax with an excise tax of 7.0% on carbonated beverages with more than 7.5 grams of sugar or any caloric sweetener per 100 ml, and a 10.0% tax on syrups, powders and concentrate used to produce sugary drinks. As of January 1, 2020, Panama imposes an excise tax of 5.0% on non-carbonated beverages with more than 7.5 grams of sugar or any caloric sweetener per 100 ml, whether imported or produced locally. Beverages derived from dairy products, grains or cereals, nectars, fruit juices and vegetables with natural fruit concentrates are exempt from this tax.

Nicaragua

On March 1, 2019, a tax reform became effective in Nicaragua, increasing the excise tax for all beverages (except for water) from 9.0% to 11.0%; to 13.0% on January 1, 2020; and to 15.0% starting on January 1, 2021. Besides, starting on March 1, 2019, the minimum alternative income tax increased from 1.0% to 3.0%.

Uruguay

On December 29, 2020, the Uruguayan government issued an executive decree reforming the determination of the excise tax credit of $1.15 per sold liter on returnable bottles. Starting on January 1, 2021 to June 30, 2021, the tax credit must be determined considering the relation between the purchases of returnable bottles of Uruguayan origin with the total purchases of returnable bottles, using the figures of the last three years. For the second half of 2021, it is expected that the government will issue another decree with the corresponding provisions to apply the tax credit.

Brazil

The Brazilian federal production tax rates and federal sales tax rates increased in 2017 and 2018 and remained flat in 2019 and 2020. In early 2017, the Supreme Court decided that the value-added tax would not be used as the basis for calculating the federal sales tax, resulting in a reduction of the federal sales tax. The Brazilian tax authorities have appealed the Supreme Court’s decision and such appeal is in process.  However, our Brazilian subsidiaries commenced legal proceedings to ascertain their ability to calculate federal sales tax without using the value-added tax as a basis, in accordance with the Supreme Court’s ruling, and obtained a final favorable resolution in 2019. In 2020, the federal production and sales taxes together resulted in an average of 15.9% tax over net sales.

In recent years, the excise tax rate on concentrate in Brazil has undergone recurrent temporary fluctuations. The excise tax rate was reduced from 20.0% to 4.0% from September 1, 2018 to December 31, 2018, was increased from 4.0% to 12.0% from January 1, 2019 to June 30, 2019, was reduced to 8.0% from July 1, 2019 to September 30, 2019 and was increased to 10.0% from October 1, 2019 to December 31, 2019. The excise tax rate was reduced to 4.0% from January 1, 2020 to May 31, 2020, was increased to 8.0% from June 1, 2020 to November 30, 2020 and was reduced again to 4.0% on December 1, 2020 till January 31, 2021 and it was increased to 8% from February 1, 2021 onward.

Argentina

Beginning on January 1, 2021, taxpayers may adjust inflationary effects for income tax purposes in one sole year instead of through a period of six years.

On December 23, 2019, Argentina enacted a new tax reform that became effective as of January 1, 2020. This reform maintained the income tax at a rate of 30.0% and the withholding tax on dividends paid to non-resident stockholders and resident individuals at a rate of 7.0% for two more years.

On January 1, 2018, a tax reform became effective in Argentina. This reform reduced the income tax rate from 35.0% to 30.0% for 2018 and 2019, and then to 25.0% for the following years. In addition, such reform imposed a new tax on dividends paid to non-resident stockholders and resident individuals at a rate of 7.0% for 2018 and 2019, and then to 13.0% for the following years. The tax reform decreased the sales tax rate in the province of Buenos Aires from 1.75% to 1.5% in 2018.

However, the reform increased the sales tax rate in the City of Buenos Aires from 1.0% to 2.0% in 2018, and scheduled a reduction to 1.5% in 2019, to 1.0% in 2020, to 0.5% in 2021 and to 0.0% in 2022. Nonetheless, the Argentine government issued an executive decree with an order to maintain the sales taxes rate in the City of Buenos Aires at a rate of 1.5% through 2020, without ruling on whether the scheduled reductions for 2021 and 2022 will occur. On December 11, 2020, Argentine government signed a new commitment to suspend the reduction of sales taxes rate until December 31, 2021. The rate for both Buenos Aires City and Buenos Aires province will remain at 1.5%.

25.3 Income Tax

The major components of income tax expense for the years ended December 31, 2020,  2019 and 2018 are:

	2020		2019		2018
Current tax expense	Ps.	18,690	Ps.	11,652	Ps.	10,480
Deferred tax expense (income):
Origination and reversal of temporary differences		(5,824)		127		491
Utilization (recognition) of tax losses, net		1,994		(1,201)		(927)
Change in the statutory rate		(41)		(102)		125
Total deferred tax income expense		(3,871)		(1,176)		(311)
Total income taxes	Ps.	14,819	Ps.	10,476	Ps.	10,169

On May 29, 2020, the Company reached an agreement with the Mexican tax authority (the Servicio de Administración Tributaria), to resolve interpretative differences over taxes paid outside of Mexico, without judicial action. Under the agreed terms, the Company recognized the tax position as a liability in the statement of financial position and recognized a provision in the income statement of approximately Ps. 8,754 million during the second quarter of 2020. From this amount Ps. 5,500 million were recorded and presented as current tax expense, and Ps. 3,253 million as penalties, from which Ps. 868 million correspond to inflationary effects. The total liability was fully paid during the second and third quarter of 2020.

Recognized in Consolidated Statement of Other Comprehensive Income (“OCI”)

Income tax related to items charged or
recognized directly in OCI during the period:	2020		2019		2018
Unrealized gain (loss) on cash flow hedges	Ps.	871	Ps.	(391)	Ps.	(293)
Exchange differences on translation of foreign operations		4,758		(1,667)		(2,647)
Remeasurements of the net defined benefit liability		(208)		(371)		287
Share of the other comprehensive income of equity accounted investees		(2,597)		288		989
Total income tax benefit recognized in OCI	Ps.	2,824	Ps.	(2,141)	Ps.	(1,664)

A reconciliation between tax expense and income before income taxes and share of the profit or loss of associates and joint ventures accounted for using the equity method multiplied by the Mexican domestic tax rate for the years ended December 31, 2020,  2019 and 2018 is as follows:

	2020	2019	2018

Mexican statutory income tax rate	30.0%	30.0%	30.0%
Difference between book and tax inflationary values and translation effects	(5.1)%	(2.2)%	(4.0)%
Annual inflation tax adjustment	3.0%	0.2%	(1.2)%
Difference between statutory income tax rates	1.0%	0.9%	1.8%
Non-deductible expenses	3.8%	4.5%	3.2%
Taxable (non-taxable) income	2.9%	(1.0)%	(0.5)%
Effect of changes in Argentina tax law	0.1%	(0.3)%	(0.9)%
Others	(1.9)%	(0.7)%	0.9%
Impairments (1)	4.6%	0.9%	0.4%
Adjustments for previous tax years (2)	30.3%	—%	—%
Income tax credit	(8.3)%	—%	—%
Tax Loss (3)	16.3%	0.1%	0.5%
Consolidated Effective income tax rate (4)	76.7%	32.4%	30.2%
(1)	Includes the impairments of Specialty's and Estrella Azul explained in Note 13 and 10, respectively.
(2)	Related to an agreement with the Mexican tax authority, to resolve interpretative differences over foreign (non-Mexican) dividends received before 2020.
(3)	Includes the adjustments in tax losses recognized during 2020 in Coca-Cola FEMSA.
(4)	The effective income tax rate without the extraordinary effects occurred during 2020 is 33.8%.

Deferred Income Tax Related to:

	Consolidated Statement				Consolidated Statement
	of Financial Position as of				of Income
	December 31, 2020		December 31, 2019		2020		2019			2018
Allowance for doubtful accounts	Ps.	(501)	Ps.	(437)	Ps.	(25)	Ps.	(43)	Ps.	93
Inventories		(757)		76		60		(6)		(27)
Other current assets		122		256		(163)		182		(31)
Property, plant and equipment, net		(4,999)		(4,068)		(708)		(320)		(851)
Investments in equity accounted investees		(9,321)		(5,482)		(15)		7		40
Other assets		(681)		137		(729)		59		(82)
Finite useful lived intangible assets		(181)		(111)		129		(345)		627
Indefinite lived intangible assets		9,316		10,788		(261)		1,220		758
Post-employment and other long-term employee benefits		(1,124)		(1,067)		(37)		(2)		(148)
Derivative financial instruments		(121)		(9)		(114)		(31)		(63)
Provisions		1,135		(1,216)		142		1,359		1,122
Temporary non-deductible provision		(4,907)		(3,183)		(1,893)		(1,797)		(293)
Employee profit sharing payable		(371)		(430)		64		8		(27)
Tax loss carryforwards		(8,422)		(10,309)		1,994		(1,201)		(927)
Tax credits to recover (2)		(2,595)		(1,855)		(1,629)		(122)		(109)
Other comprehensive income (1)		32		(596)		86		29		(54)
Exchange differences on translation of foreign operations in OCI		7,697		3,959		—		—		—
Other liabilities		717		533		(440)		(3)		(324)
Right of use from leases, net		(1,049)		(561)		(532)		(577)		—
Deferred tax income					Ps.	(4,071)	Ps.	(1,583)	Ps.	(296)
Deferred tax income net recorded in share of the profit of equity accounted investees						200		407		(15)
Deferred tax income, net					Ps.	(3,871)	Ps.	(1,176)	Ps.	(311)
Deferred income taxes, net		(16,010)		(13,575)
Deferred tax asset		(22,043)		(20,521)
Deferred tax liability	Ps.	6,033	Ps.	6,946
(1)	Deferred tax related to derivative financial instruments and remeasurements of the net defined benefit liability.
(2)

Corresponds to income tax credits arising from dividends received from foreign subsidiaries to be recovered within the next ten years accordingly to the Mexican Income Tax law as well as effects of the exchange of foreign currencies with a related and non-related parties.

Deferred tax related to Accumulated Other Comprehensive Income (“AOCI”)

Income tax related to items charged or
recognized directly in AOCI as of the year:	2020		2019
Unrealized loss on derivative financial instruments	Ps.	795	Ps.	(36)
Remeasurements of the net defined benefit liability		(762)		(560)
Total deferred tax loss related to AOCI	Ps.	33	Ps.	(596)

The changes in the balance of the net deferred income tax asset are as follows:

	2020		2019		2018
Balance at the beginning of the period	Ps.	(13,575)	Ps.	(10,657)	Ps.	(9,720)
Deferred tax provision for the period		(3,871)		(1,176)		(311)
Deferred tax income net recorded in share of the profit of equity accounted investees		(404)		(406)		165
Acquisition of subsidiaries		—		(382)		(316)
Effects in equity:
Unrealized (gain) on cash flow hedges		865		(391)		(445)
Exchange differences on translation of foreign operations		2,215		(2,121)		(1,762)
Remeasurements of the net defined benefit liability		(256)		(204)		543
Retained earnings of equity accounted investees		(32)		384		54
Cash flow hedges in foreign investments		(1,020)		425		310
Restatement effect of the period and beginning balances associated with hyperinflationary economies		68		953		438
Disposal of subsidiaries		—		—		387
Balance at the end of the period	Ps.	(16,010)	Ps.	(13,575)	Ps.	(10,657)

The Company offsets tax assets and liabilities only if it has a legally enforceable right to set off current tax assets and current tax liabilities and the deferred tax assets and deferred tax liabilities related to income taxes are levied by the same tax authority.

Tax Loss Carryforwards

The subsidiaries in Mexico, Colombia, Uruguay, Argentina and Brazil have tax loss carryforwards. Unused tax loss carryforwards, for which a deferred income tax asset has been recognized, may be recovered provided certain requirements are fulfilled. The tax losses carryforwards for which a deferred tax asset has been recorded and their corresponding years of expiration are as follows:

	Tax Loss
Year	Carryforwards
2021	Ps.	35
2022		50
2023		26
2024		69
2025		872
2026		1,884
2027		52
2028		2,683
2029		3,535
2030 and thereafter		2,303
No expiration (Brazil and Colombia)		15,109
	Ps.	26,618

Considering all available evidence, including forecasts, business plans and strategic measures, the Company has decided to make an adjustment in its deferred income tax asset as of December 31, 2020 for an amount of Ps 3,847.

The Company recorded certain goodwill balances due to acquisitions that are deductible for Brazilian income tax reporting purposes. The deduction of such goodwill amortization has resulted in the creation of NOLs in Brazil which have no expiration, but their usage is limited to 30% of Brazilian taxable income in any given year. As of December 31, 2020, the Company believes that it is more likely than not that it will ultimately recover such NOLs through the reversal of temporary differences and future taxable income. Accordingly the related deferred tax assets have been fully recognized.

The changes in the balance of tax loss carryforwards are as follows:

	2020		2019
Balance at beginning of the period	Ps.	32,536	Ps.	29,941
Derecognized		(8,521)		(377)
Additions		7,538		7,194
Usage of tax losses		(2,444)		(2,947)
Translation effect of beginning balances		(2,491)		(1,275)
Balance at end of the period	Ps.	26,618	Ps.	32,536

There were no withholding taxes associated with the payment of dividends in 2020,  2019 or 2018 by the Company to its shareholders.

The Company has determined that undistributed profits of its subsidiaries will not be distributed in the foreseeable future. As of December 31, 2020,  2019 and 2018, the temporary differences associated with investments in subsidiaries, associates and joint ventures, for which a deferred tax liability has not been recognized aggregate to Ps. 41,280, Ps. 49,255 and Ps. 45,305, respectively.